UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the appointment of Jaime J. Cannon as Chief Financial Officer of Terreno Realty Corporation (the “Company”) as described under Item 5.02 of this Current Report on Form 8-K, the Company entered into an Indemnification Agreement with Mr. Cannon on May 7, 2013, effective as of May 13, 2013 (the “Indemnification Agreement”). The Indemnification Agreement is in the form of the Indemnification Agreement previously entered into by the Company with each of the Company’s directors and executive officers. The Company has agreed pursuant to the Indemnification Agreement to indemnify Mr. Cannon, subject to certain exceptions, for all expenses and liabilities actually and reasonably incurred by him or on his behalf in connection with any proceeding to which he is a party or threatened to be made a party by reason of his status as an executive officer. The Indemnification Agreement also requires that, subject to certain conditions and exceptions, the Company advance all indemnifiable expenses to Mr. Cannon in connection with any such proceeding.

The foregoing summary of the Indemnification Agreement is qualified by reference to the text of the form of Indemnification Agreement filed as Exhibit 10.6 to Amendment No. 2. to the Company’s Registration Statement on Form S-11 with the Securities and Exchange Commission on January 6, 2010, which is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2013, the Board of Directors (the “Board”) of the Company appointed Jaime J. Cannon as Chief Financial Officer of the Company effective as of May 13, 2013. In addition, on May 7, 2013, Michael A. Coke relinquished the title of Chief Financial Officer effective as of May 13, 2013 in connection with Mr. Cannon’s appointment. Mr. Coke will continue to serve as the Company’s President and a member of the Board.

Mr. Cannon, age 37, joined the Company in March 2010 and currently serves as Senior Vice President overseeing finance and accounting. Prior to joining the Company, he worked at AMB Property Corporation (now Prologis, NYSE: PLD) from 2003 to 2010 in various capacities, most recently as Vice President, Treasury. From 1997 to 2003, Mr. Cannon worked at Arthur Andersen and PriceWaterhouseCoopers, most recently as an Audit Manager specializing in real estate companies. Mr. Cannon received a BA in Business Economics from the University of California, Santa Barbara and is a former California Certified Public Accountant.

In connection with Mr. Cannon’s appointment as Chief Financial Officer, the Company entered into an Indemnification Agreement with Mr. Cannon as described under Item 1.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

10.1*	Indemnification Agreement, between Terreno Realty Corporation and Jaime J. Cannon, dated May 7, 2013

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation

Date: May 8, 2013	By:	/s/ Michael A. Coke
Michael A. Coke
President and Chief Financial Officer